As filed with the Securities and Exchange Commission on February 14, 2000
                                             Registration No. 333-______________

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          CHESAPEAKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

         OKLAHOMA                                       73-1395733
(State of Incorporation)                    (I.R.S. Employer Identification No.)

            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
              (Address of principal executive offices) (zip code)

                          CHESAPEAKE ENERGY CORPORATION
                     SAVINGS AND INCENTIVE STOCK BONUS PLAN
                            (Full title of the plan)


          AUBREY K. MCCLENDON                              COPIES TO:
       CHAIRMAN OF THE BOARD AND                     CONNIE S. STAMETS, ESQ.
        CHIEF EXECUTIVE OFFICER                 WINSTEAD, SECHREST & MINICK P.C.
     CHESAPEAKE ENERGY CORPORATION                 A PROFESSIONAL CORPORATION
       6100 NORTH WESTERN AVENUE                     5400 RENAISSANCE TOWER
     OKLAHOMA CITY, OKLAHOMA 73118                       1201 ELM STREET
(Name and address for agent for service)               DALLAS, TEXAS 75270

                                 (405) 848-8000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                       Proposed                 Proposed
        Title of                Amount                 Maximum                   Maximum
Securities to be Registered      to be              Offering Price              Aggregate                Amount of
                             Registered(1)           Per Share(2)           Offering Price(2)       Registration Fee(2)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par          500,000                 $2.81                  $1,405,000                  $371
value per share
=======================================================================================================================

(1) Pursuant to Rule 416(c), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the plan named above.

(2) Calculated pursuant to paragraphs (c) and (h) of Rule 457, based on the average of the high and low prices of the Common Stock of Chesapeake Energy Corporation on the New York Stock Exchange on February 10, 2000.

                                EXPLANATORY NOTE

        On June 28, 1996, Chesapeake Energy Corporation (the "Registrant") filed a Registration Statement on Form S-8 (the "Prior Registration Statement") relating to 30,000 shares of its common stock, $.10 par value (60,000 shares of common stock, $.01 par value, taking into account the subsequent reincorporation and recapitalization of the Company and as adjusted for stocks splits and dividends), to be offered under the Chesapeake Energy Corporation Savings and Incentive Stock Bonus Plan (SEC File No. 333-07255). By this Registration Statement the Registrant is registering an additional 500,000 shares of its common stock, $.01 par value. The contents of the Prior Registration Statement are incorporated by reference into this Registration Statement.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                           ITEM 1. PLAN INFORMATION.*

      ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

--------------------

* Information required by Part I of Form S-8 to be contained in a prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933 is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         Chesapeake Energy Corporation (the "Registrant") and the Chesapeake Energy Corporation Savings and Incentive Stock Bonus Plan (the "Plan") incorporate by reference into this Registration Statement the following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since December 31, 1998;

         (c) The description of the Registrant's common stock, par value $.01 per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-B under the Exchange Act, filed by the Registrant with the Commission and declared effective on December 12, 1996, including any amendments or reports filed for the purpose of updating such description; and

         (d) The Plan's Annual Report on Form 11-K for the year ended December 31, 1998.

         All documents filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

                       ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable. The Registrant's Common Stock has been registered under
Section 12 of the Exchange Act.

                 ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

                                 Not applicable.

               ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 1031 of the Oklahoma General Corporation Act, under which the Registrant is incorporated, authorizes the indemnification of directors and officers under certain circumstances. Article VIII of the Certificate of Incorporation of the Registrant and Article VI of the Bylaws of the

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Registrant also provide for indemnification of directors and officers under certain circumstances. These provisions, together with the Registrant's indemnification obligations under individual indemnity agreements with its directors and officers, may be sufficiently broad to indemnify such persons for liabilities under the Securities Act of 1933, as amended. In addition, the Registrant maintains insurance which insures its directors and officers against certain liabilities.

                  ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

                                 Not applicable.

                                ITEM 8. EXHIBITS.

Exhibit Number                      Description
--------------                      -----------
      4.1                           Certificate of Incorporation of the
                                    Registrant, as amended. Incorporated herein by reference to Exhibit 3.1 to Registrant's
                                    Amendment No. 1 to Registration Statement on
                                    Form S-3 (No. 333-57235).

      4.2 Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2 to Registrant's Registration Statement on Form 8-B (No. 001-13726).

     23.2                           Consent of PricewaterhouseCoopers LLP.

     23.3                           Consent of Williamson Petroleum Consultants,
                                    Inc.

     23.4                           Consent of Ryder Scott Company Petroleum
                                    Engineers.

     24.1 Power of Attorney. Incorporated herein by reference to Exhibit 24 to Registrant's Registration Statement on Form S-8 (No. 333-07255).



         In lieu of filing an opinion of counsel or an Internal Revenue Service determination letter as required by Item 601(b)(5)(ii) of Regulation S-K, the Registrant undertakes to submit the Plan, as amended and restated to date, to the IRS in a timely manner and will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

                              ITEM 9. UNDERTAKINGS.

     (a) The Registrant hereby undertakes:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                    (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) to reflect in the prospectus any facts or events
                         arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                    (iii) to include any material information with respect to
                         the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on February 14, 2000.


                          CHESAPEAKE ENERGY CORPORATION


                          By: /s/ AUBREY K. MCCLENDON
                              -------------------------------------------------
                              Aubrey K. McClendon
                              Chairman of the Board and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 14, 2000.

                  SIGNATURE                                          TITLE
                  ---------                                          -----

  /s/ AUBREY K. MCCLENDON
------------------------------------               Chairman of the Board, Chief Executive
         Aubrey K. McClendon                                  Officer and Director
                                                     (Principal Executive Officer)
  /s/ TOM L. WARD
------------------------------------               President, Chief Operating Officer and
         Tom L. Ward                                 Director
                                                     (Principal Executive Officer)
  /s/ MARCUS C. ROWLAND
------------------------------------               Executive Vice President and Chief
         Marcus C. Rowland                           Financial Officer
                                                     (Principal Financial Officer)
  /s/ MICHAEL A. JOHNSON
------------------------------------               Vice President - Accounting and Controller
         Michael A. Johnson                          (Principal Accounting Officer)

         EDGAR F. HEIZER, JR.*
------------------------------------               Director
         Edgar F. Heizer, Jr.

         BREENE M. KERR*
------------------------------------               Director
         Breene M. Kerr

         SHANNON T. SELF*
------------------------------------                Director
         Shannon T. Self

         FREDERICK B. WHITTEMORE*
------------------------------------                Director
         Frederick B. Whittemore

         WALTER C. WILSON*
------------------------------------                Director
         Walter C. Wilson


*By      /s/ AUBREY K. MCCLENDON
   --------------------------------
         Aubrey K. McClendon
         Attorney in Fact

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oklahoma City, State of Oklahoma, on February 14, 2000.


                                  CHESAPEAKE ENERGY CORPORATION
                                  SAVINGS AND INCENTIVE STOCK BONUS
                                  PLAN


                                  By: CHESAPEAKE ENERGY CORPORATION

                                      By:  /s/ MARTHA A. BURGER
                                         -------------------------------------
                                         Name:  Martha A. Burger
                                         Title: Treasurer and Vice President -
                                                Human Resources

                                  EXHIBIT INDEX


       Exhibit
       Number                               Description
       -------                              -----------


         4.1               Certificate of Incorporation of the Registrant,  as amended.
                           Incorporated herein by reference to Exhibit 3.1 to
                           Registrant's Amendment No. 1 to Registration Statement
                           on Form S-3 (No. 333-57235).

         4.2               Bylaws of the Registrant.  Incorporated herein by reference to Exhibit 3.2 to Registrant's Registration Statement on
                           Form 8-B (No. 001-13726).

        23.2               Consent of PricewaterhouseCoopers LLP.

        23.3               Consent of Williamson Petroleum Consultants, Inc.

        23.4               Consent of Ryder Scott Company Petroleum Engineers.

        24.1               Power of Attorney.  Incorporated herein by reference to Exhibit 24 to
                           Registrant's Registration Statement on Form S-8 (No. 333-07255).